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                                                                   EXHIBIT 10.21

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              Variable Forward ("Prepaid Forward") on Common Shares
                              of SAFECO Corporation

      This amended and restated Term Sheet, effective as of March 21, 2002, amends, restates, and supersedes the Term Sheet dated as of March 21, 2002

Prepaid Forward Seller:                 Fisher Communications, Inc.
                                        ("Counterparty")

Prepaid Forward Buyer:                  Merrill Lynch International ("MLI")

Underlying Stock:                       Common Shares ("Shares") of SAFECO
                                        Corporation ("Issuer") (Security Symbol:
                                        SAFC, NASDAQ)

Notional Share Amount:                  Approximately 3,000,000 Shares (the
                                        "Number of Shares") in tranched
                                        maturities (subject to current volume
                                        limitations of Rule 144 under the
                                        Securities Act of 1933, as amended (the
                                        "Securities Act")); see the pricing
                                        chart attached hereto as Annex A
                                        ("Pricing Chart").

Notional Dollar Amount:                 Notional Share Amount x Initial Price

Prepaid Forward Description:            Counterparty may receive Initial
                                        Proceeds in exchange for the obligation
                                        to deliver an amount (as described
                                        below) of the Underlying Stock on the
                                        Termination Date.

Trade Date:                             March 21, 2002

Effective Date:                         The date on which the Initial Price is
                                        established (the last day of each hedge
                                        period per tranche).

Pledge Date:                            The exchange business day three (3)
                                        exchange business days immediately
                                        following the applicable Effective Date.

Initial Price: The average execution price per share of MLI's hedging activity, which is to occur in five (5) tranches. Each tranche hedge period shall not exceed five (5) exchange business days, unless the parties otherwise agree to extend such hedge period.

Final Price:                            The  average  of the  closing  prices
                                        per Share of the  Underlying  Stock on
                                        the two (2) exchange business days
                                        immediately prior to, and including,
                                        the Termination Date.

Floor Price:                            See Pricing Chart.

Cap Price:                              See Pricing Chart.

Participation Percentage:               See Pricing Chart.
--------------------------------------------------------------------------------

                            Prepaid Forward Agreement

--------------------------------------------------------------------------------

Initial Proceeds:                       Expressed as a % of the Floor Price x
                                        Notional Share Amount (which shall
                                        constitute a Payment Amount if drawn by
                                        Counterparty).  Notwithstanding the
                                        "Payments" provision below, (i) a draw
                                        down of the Initial Proceeds for each
                                        tranche may be made on the applicable
                                        Effective Date and (ii) written notice
                                        to MLI requesting such draw down of the
                                        Initial Proceeds with respect to the
                                        first tranche shall be delivered on the
                                        Trade Date and for each successive draw
                                        down on the Effective Date of the
                                        immediately preceding tranche; see
                                        Pricing Chart.

Premium: If the Initial Proceeds are not drawn down in full by or on the Effective Date, Counterparty shall pay to MLI a premium in an amount determined by MLI in a commercially reasonable manner.

Payment Description:                    Counterparty may from time to time elect
                                        for Payment Amounts to be paid to it by
                                        MLI and/or for Repayment Amounts to be
                                        paid to MLI by Counterparty, in
                                        accordance with the provisions set forth below.


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Payment Period:                         The period commencing on the date three
                                        (3) exchange business days after the
                                        Effective Date and ending on the
                                        Termination Date.

Payments:                               Counterparty may from time to time
                                        during the Payment Period designate a
                                        date on which a "Payment Amount" (as
                                        defined below) will be paid as described herein. Such designation will be made by providing MLI with (i) at least seven
                                        (7) Currency Business Days' prior
                                        written notice of the Currency Business
                                        Day during the Payment Period (a
                                        "Payment Amount Date") on which such
                                        payment is to be made, and (ii) notice
                                        of the portion expressed as a USD amount of the Outstanding Notional Payment
                                        Amount for such Payment Amount Date (a
                                        "Payment Amount Portion").

                                        Unless the Payment Amount Portion is
                                        equal to the entire Outstanding Notional
                                        Payment Amount on such Payment Amount
                                        Date, such Payment Amount Portion shall
                                        be equal to at least 20% of the Initial
                                        Notional Payment Amount.

                                        On each Payment Amount Date, MLI shall
                                        pay to Counterparty the Payment Amount.
                                        "Payment Amount" means an amount in USD
                                        equal to the present value on a Payment
                                        Amount Date of the related Payment
                                        Amount Portion (such present value to be determined by the Calculation Agent using a discount rate equal to the Rate for the period from, and including, such Payment Amount Date to, but excluding, the Settlement Date (the "Payment Calculation Period"), plus the Spread Amount as set forth on the Pricing Chart.

                                        Notwithstanding any provision in this
                                        Agreement to the contrary, if at any
                                        time during the Term of this Transaction any obligation (whether present or future, contingent or otherwise) is owed by Counterparty to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPFS") (such obligation, a "Loan Obligation") in respect of borrowed money ("Counterparty Loan"),
                                        Counterparty shall be deemed to have
                                        requested at such time a Payment Amount
                                        Portion equal to the entire Outstanding
                                        Notional Payment Amount, or if the
                                        related Payment Amount of the
                                        Outstanding Notional Payment Amount is
                                        greater than the Loan Obligation, a
                                        Payment Amount Portion with a related
                                        Payment Amount equal to the Loan
                                        Obligation. Such Payment Amount will not be paid to Counterparty on the related Payment Date, but instead shall be paid to MLPFS in satisfaction of all or part of such Loan Obligation. Counterparty hereby irrevocably authorizes and instructs MLI to use any such Payment Amount solely to satisfy, in whole or in part, on behalf of Counterparty, any Loan Obligation.

Initial Notional Payment Amount:        The Number of Shares  x  Floor Price

Outstanding Notional Payment Amount:    An amount in USD equal to the excess, if
                                        any, of (i) the Initial Notional Payment
                                        Amount over (ii) (a) the sum of the
                                        Payment Amount Portions for all Payment
                                        Amount Dates occurring prior to such
                                        date (the "Prepaid Notional Amount")
                                        less (b) the sum of all prior Repayment
                                        Amounts.

Repayments:                             Counterparty may from time to time
                                        during the Payment Period designate a
                                        date on which all or a portion of the
                                        Prepaid Notional Amount will be re-paid
                                        to MLI as described herein. Such
                                        designation will be made by providing
                                        MLI with (i) at least seven (7) Currency
                                        Business Days' prior written notice of
                                        the Currency Business Day during the
                                        Payment Period (a "Repayment Date") on
                                        which such payment is to be made, and
                                        (ii) notice of the portion expressed as
                                        a USD amount of the Prepaid Notional
                                        Amount to be repaid on such Repayment
                                        Date (a "Repayment Amount"). Unless the
                                        Repayment Amount is equal to the entire
                                        Outstanding Notional Payment Amount on
                                        such Repayment Date, such Repayment
                                        Amount shall be equal to at least 20% of the Initial Notional Payment Amount.

                                        On the Repayment Date, Counterparty
                                        shall pay to MLI an amount in USD equal
                                        to (i) the present value on such
                                        Repayment Date of the related Repayment
                                        Amount (such present value to be



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                                        determined by the Calculation Agent
                                        using a discount rate equal to the Rate
                                        for the period from, and including, such Repayment Date, to but excluding, the Settlement Date (the "Repayment Calculation Period"), plus the Spread Amount as set forth on the Pricing Chart) plus (ii) any breakage costs.

Rate: If the Payment Calculation Period or the Repayment Calculation Period, as applicable, is (i) equal to or less than 360 calendar days, the rate shall be the zero coupon rate derived from the prevailing LIBOR curve that appears on page IYC1 I5Z of Bloomberg. If such rate does not appear on page IYC1 I5Z of Bloomberg, the rate will be determined as if the parties had specified "USD-LIBOR-BBA", or (ii) greater than 360 calendar days, the rate shall be the zero coupon rate derived from the prevailing rate curve that appears on page IYC1 I5Z of Bloomberg. If such rate does not appear on page IYC1 I5Z of Bloomberg, the rate will be determined as if the parties had specified "USD-ISDA-Swap Rate", in each case, (x) on a semi-annual basis, (y) with a Day Count Fraction (as defined in the 2000 ISDA Definitions) equal to Actual/360, and (z) interpolated as necessary to account for the actual number of calendar days within such Payment Calculation Period or Repayment Calculation Period, as reasonably determined by the Calculation Agent.

Initial Hedge Shares ("Delta"):         Approximately 2,220,000 Shares of the
                                        Underlying Stock, which is equivalent to the Notional Share Amount multiplied by the respective Initial Hedge Delta
                                        Ratio; see Pricing Chart.

Termination Date:                       Effective Date + Term; see Pricing
                                        Chart.

--------------------------------------------------------------------------------

                                Other Provisions

--------------------------------------------------------------------------------

Dividend Adjustment:                    In the event the issuer of the
                                        Underlying Stock makes a change in
                                        dividends payable on the Underlying
                                        Stock, Counterparty shall notify MLI of
                                        its election either: (i) to have the
                                        Calculation Agent adjust the Cap Price
                                        in a commercially reasonable manner to
                                        reflect the cumulative impact of such
                                        change or (ii) to pay MLI a US dollar
                                        amount (determined by the Calculation
                                        Agent) three (3) exchange business days
                                        after each applicable dividend payment
                                        date as determined by the Calculation
                                        Agent.

Settlement:                             Physical Settlement: Counterparty may
                                        elect to satisfy its forward obligation
                                        by delivering registered, unrestricted
                                        and freely transferable physical Shares.

                                        Cash Settlement: Counterparty may elect
                                        to satisfy its forward obligation in
                                        cash.

Settlement Date:                        Three (3) exchange business days after
                                        the Termination Date.

Physical Settlement:                    A. On the Settlement Date, MLI shall pay
                                        to Counterparty an amount in cash equal
                                        to the Outstanding Notional Payment
                                        Amount ("MLI Settlement Obligation");
                                        and

                                        B. Counterparty shall deliver to MLI a
                                        number of Shares equal to the Number of
                                        Shares multiplied by the Variability
                                        Factor ("Counterparty Settlement
                                        Shares").

Variability Factor:                     A factor calculated by the Calculation
                                        Agent on the Termination Date based on
                                        one of the following three scenarios (as applicable):

                                        Scenario 1:

                                        If the Final Price is less than the
                                        Floor Price then:

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                                        Scenario 2:

                                             If the Final Price is greater than
                                             the Cap Price, then:

                                             Floor Price + ((Final  Price -
                                             Cap Price) x (1 - Participation
                                             Percentage)) / Final Price

                                        Scenario 3:

                                             If the Final Price is greater than
                                             Floor Price and less than the Cap
                                             Price, then:

                                             Floor Price / Final Price

Cash Settlement:                        If the Cash Settlement Amount is a
                                        positive number, MLI will pay the Cash
                                        Settlement Amount to Counterparty. If
                                        the Cash Settlement Amount is a negative number, Counterparty will pay the absolute value of the Cash Settlement
                                        Amount to MLI. Such amounts will be paid on the Settlement Date.

                                        Cash Settlement Amount:

                                        An amount determined by the Calculation
                                        Agent on the Termination Date based on
                                        the following formula:

                                             MLI Settlement Obligation -
                                             Counterparty Cash Settlement
                                             Amount;

                                                  Where,

                                                  "Counterparty Cash Settlement
                                                  Amount" means:

                                             Counterparty Settlement Shares x
                                             Final Price

Buyer Early Termination:                Upon the occurrence of an Event of
                                        Default, Termination Event or a Stock
                                        Borrow Event, MLI shall have the right
                                        to cause immediate settlement of this
                                        transaction.

Collateral:                             On or prior to the Trade Date,
                                        Counterparty shall deliver and shall
                                        thereafter continually maintain with MLI or its custodian ("Custodian") during the Term of this Transaction, 3,000,000
                                        Shares and a stock transfer power
                                        related thereto (such Shares, the
                                        "Collateral").

                                        Counterparty represents that (i) it is
                                        the legal and record owner of all
                                        Collateral free of all liens, claims,
                                        equities, and encumbrances, (ii) it has
                                        the power and has obtained all of the
                                        necessary consents and approvals to
                                        grant to MLI a legal, valid, binding and enforceable first priority security interest in, and lien on, the Collateral and (iii) the pledge of the Collateral to MLI hereunder shall not breach any covenant in any agreement or contract entered into by Counterparty or any Affiliate thereof. Throughout the term of this transaction, Counterparty hereby grants MLI a first-priority security interest in, and a first-priority lien on, the Collateral for its obligations under this Transaction and the Agreement; provided, however, that if any Counterparty Loan is outstanding at any time from and including the Trade Date to but excluding the third exchange business day immediately following the Effective Date, MLI's security interest will be subordinate to any security interest and/or lien on the Collateral granted in favor of MLPFS in connection with such Counterparty Loan.

                                        Notwithstanding Section 9-207 of the New
                                        York Uniform Commerical Code, MLI will
                                        have the right to (i) sell, pledge,
                                        rehypothecate, assign, invest, use,
                                        commingle or otherwise dispose of, or
                                        otherwise use in its business, any
                                        Collateral it holds free from any claim
                                        or right of any nature whatsoever of
                                        Counterparty, including any equity or
                                        right of redemption by Counterparty
                                        ("Use of Collateral"), provided that MLI shall not have Use of Collateral five exchange business days



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                                        following the effectiveness of notice
                                        from Counterparty to MLI restricting
                                        MLI's Use of Collateral , and (ii)
                                        register any Collateral in the name of
                                        MLI, its Custodian or a nominee for
                                        either. For the avoidance of doubt,
                                        nothing in the foregoing is intended to
                                        restrict or impede in any way MLI's
                                        ability to foreclose, sell, dispose of,
                                        or otherwise exercise its rights and
                                        remedies with respect to the Collateral
                                        upon a Counterparty Event of Default,
                                        Termination Event.

Collateral Agent:                       Merrill Lynch, Pierce, Fenner & Smith,
                                        Incorporated ("Merrill Lynch")

Calculation Agent:                      MLI

Events of Default; Termination Events:  Events of Default and Termination Events
                                        as set forth in Section 5 of the ISDA
                                        Master Agreement; provided, however,
                                        that for the sole purpose of this
                                        transaction and provided that no other
                                        transactions under the ISDA Master
                                        Agreement other than this transaction or other substantially similar variable forward sale transactions shall be outstanding between Counterparty and MLI, (i) the "Cross Default" provisions of Section 5(a)(vi) of the Agreement will not apply to MLI and will apply to Counterparty, and for such purpose, "Specified Indebtedness" means solely any Counterparty Loan and the "Threshold Amount" means zero and (ii) the "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will not apply to Counterparty and will not apply to MLI.

Stock Borrow Event:                     The occurrence of a Hedging Disruption
                                        Event shall constitute an Additional
                                        Termination Event with respect to
                                        Counterparty, giving MLI the right to
                                        designate an Early Termination Date in
                                        respect of this Transaction. For this
                                        purpose, "Hedging Disruption Event"
                                        means (i) any inability of MLI due to
                                        market illiquidity, Illegality (as
                                        defined in the Agreement, but with
                                        respect to the transaction hedge) or
                                        lack of availability of third-party
                                        institutional stock lenders or MLI is
                                        otherwise unable to borrow the Shares,
                                        to establish, re-establish or maintain
                                        any hedging transaction(s) necessary in
                                        the normal course of MLI's business of
                                        hedging the price and market risk of
                                        entering into and performing under the
                                        Transaction, provided that if MLI is
                                        able to borrow Shares from MLPFS under
                                        the Counterparty Loan or from
                                        Counterparty (including by way of
                                        rehypothecation as contemplated in the
                                        Collateral provison hereunder) this
                                        clause (i) shall not apply; or (ii) an
                                        increase in the cost of borrowing the
                                        Shares (from an entity other than
                                        Counterparty) and Counterparty's failure to agree (within five Business Days of its receipt of written notice from MLI in this regard) to adjustments to the terms of the Transaction as the Calculation Agent, in its reasonable discretion, deems necessary to compensate MLI for such increase in costs, including, without limitation, costs incurred by MLI during such five
                                        Business Day period.



Representations and Acknowledgements:     .  Counterparty (i) has such knowledge
                                             and experience in financial and
                                             business affairs as to be capable
                                             of evaluating the merits and risks
                                             of entering into the Transaction;
                                             (ii) has consulted with its own
                                             legal, financial, accounting and
                                             tax advisors in connection with the
                                             Transaction; (iii) is entering into
                                             the Transaction for a bona fide
                                             business purpose to hedge an
                                             existing position; and (iv)
                                             acknowledges that in return for
                                             downside protection against a
                                             decline in the market price of the
                                             Shares below the Floor Price,
                                             Counterparty is foregoing, in part,
                                             the upside value of an increase in
                                             the market price of the Shares
                                             above the Cap Price.

                                          .  Neither Counterparty nor any person
                                             who would be considered to be the
                                             same "person" (as such term is used
                                             in Rule 144(a)(2) under the
                                             Securities Act has sold any Shares
                                             (or security entitlements in
                                             respect thereof) or hedged (through
                                             swaps, options, short sales or
                                             otherwise) any long position in the
                                             Shares (or security entitlements in
                                             respect thereof), including any
                                             sales pursuant to an agreement to
                                             act in concert by such persons for
                                             the purpose of selling such Shares,
                                             during the preceding three (3)
                                             months prior to the Trade Date of
                                             this Transaction. Counterparty
                                             covenants and agrees that until the
                                             last Effective Date, it will not
                                             sell, nor will it permit any person
                                             to sell, Shares without the prior
                                             written consent of MLI. The Shares
                                             shall be deemed to include
                                             securities convertible into or
                                             exchangeable or exercisable for
                                             Shares and any other security or
                                             instrument that would be subject to
                                             aggregation under Rule 144(e) under
                                             the Securities Act.



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                                          .  As of the Trade Date, Counterparty
                                             owns 3,002,376 Shares.

                                          .  Counterparty acknowledges and
                                             agrees that (i) it has not taken
                                             and will not take any action that
                                             would cause any sale deemed to be
                                             made under the Interpretive Letter
                                             (as defined below) to exceed the
                                             volume limitation of Rule 144(e),
                                             (ii) it has not taken and will not
                                             take any action that could cause
                                             any sale deemed to be made under
                                             the Interpretive Letter to fail to
                                             meet all applicable requirements of
                                             Rule 144 and (iii) on the Trade
                                             Date of this Transaction it has
                                             transmitted a Form 144 for filing
                                             with the Securities and Exchange
                                             Commission. Counterparty covenants
                                             that it will send to MLI via
                                             facsimile a copy of each Form 144
                                             and each filing under Section 13 or
                                             16 of the Securities and Exchange
                                             Act relating to this Transaction
                                             concurrently with filing or
                                             transmission for filing, as the
                                             case may be, of such form to or
                                             with the SEC.

                                          .  Counterparty does not know or have
                                             any reason to believe that the
                                             Issuer has not complied with the
                                             reporting requirements of Rule 144.

                                          .  Counterparty shall file the
                                             appropriate Form 144 concurrently
                                             with the execution of this Term
                                             Sheet pursuant to the interpretive
                                             letter from the SEC to Goldman,
                                             Sachs & Co. dated December 20, 1999
                                             (the "Interpretive Letter"). The
                                             parties shall further comply with
                                             all additional terms the
                                             Interpretive Letter.

                                          .  The directors, officers and/or
                                             employees of Counterparty
                                             ("Contract Persons") who are
                                             directly or indirectly involved
                                             with the negotiation, execution and
                                             delivery of this Agreement and the
                                             performance of the transactions
                                             contemplated by this Agreement have
                                             no material, nonpublic information
                                             in respect of the Issuer.
                                             Counterparty further represents
                                             that (1) it has established and
                                             implemented written policies and
                                             procedures to ensure that no
                                             Contract Person will violate
                                             federal and state securities laws
                                             prohibiting the purchase or sale of
                                             securities on the basis of material
                                             nonpublic information in connection
                                             with this transaction and (2) if
                                             any third-party cause of action
                                             asserts that Counterparty has
                                             violated such federal and state
                                             securities laws, Counterparty may
                                             duly and in good faith assert in
                                             its responsive pleading an
                                             affirmative defense under Rule
                                             10b5-1 of the Securities Exchange
                                             Act of 1934, as amended.

                                          .  Counterparty represents that all
                                             proceeds from the Counterparty Loan
                                             and any other credit facility
                                             entered into by Counterparty as of
                                             the date hereof through and
                                             including March 31, 2002 shall be
                                             used to satisfy in full all
                                             outstanding payment obligations
                                             (principal, interest or otherwise)
                                             of Counterparty pursuant to (i) the
                                             Credit Agreement dated as of May
                                             26, 1998 among Counterparty, Bank
                                             of America, N.A., and U.S. Bank
                                             National Association, as lenders,
                                             and Bank of America, N.A., as
                                             administrative agent, as amended;
                                             and (ii) the Credit Agreement dated
                                             as of June 24, 1999 among
                                             Counterparty, the various lenders
                                             thereto, Bank of America, N.A., as
                                             administrative agent, and Credit
                                             Suisse First Boston, as syndication
                                             agent, as amended. A breach of this
                                             representation shall constitute an
                                             Additional Termination Event with
                                             respect to Counterparty with
                                             Counterparty as the Affected Party,
                                             giving MLI a right to designate an
                                             Early Termination Date (as defined
                                             in the ISDA Master Agreement).

                                          .  Counterparty is not insolvent.

                                          .  The parties intend for the
                                             transaction to qualify for
                                             applicable bankruptcy safe-harbor
                                             treatment as more fully set forth
                                             in MLI's standard Confirmation.

                                          .  Counterparty shall make such
                                             further representations and
                                             acknowledgments as are contained in
                                             MLI's standard Confirmation.

Documentation:                          ISDA Master Agreement, Schedule to the
                                        ISDA, and Transaction Confirmation.

                                        Except as specifically modified below,
                                        until we enter into an ISDA Master
                                        Agreement and a



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                                        Confirmation for this Transaction, this
                                        Term Sheet shall (i) constitute a
                                        complete binding agreement between us as to the terms and conditions of the Transaction to which this Term Sheet relates, and (ii) supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (without any Schedule thereto) as if we had actually executed an agreement in such form.

Underlying Stock Merger Event:            .  Share-for-Share Consideration: The
                                             share consideration will be
                                             substituted for the underlying
                                             Shares on the exchange business day
                                             following the business combination
                                             or other similar event ("Merger
                                             Event) with mutually agreed upon
                                             commercially reasonable adjustments
                                             to the transaction terms to
                                             preserve the economics of the
                                             transaction as originally bargained
                                             for pursuant to the terms stated
                                             herein, provided that after the
                                             Merger Event, MLI shall be
                                             permitted to elect to cancel the
                                             transaction and pay or receive the
                                             value thereof ("Cancellation and
                                             Payment") within three (3) exchange
                                             business days of such Merger Event.

                                          .  Share for Other Consideration:
                                             Cancellation and Payment on the
                                             business day following the Merger
                                             Event.

                                          .  Share for Combined Consideration:
                                             As soon as practicable but not to
                                             exceed three (3) exchange business
                                             days after the Merger Event has
                                             occurred, the parties shall
                                             mutually agree upon appropriate
                                             adjustments to the terms of the
                                             transaction and, if the parties are
                                             unable to so agree, Cancellation
                                             and Payment shall apply.

Indemnity:                                .  Counterparty agrees to indemnify
                                             MLI for any losses arising from
                                             Counterparty's failure to perform
                                             its obligations hereunder,
                                             including any failure to enter into
                                             the definitive documentation
                                             described in "Documentation" above.
                                             Counterparty further agrees to
                                             indemnify MLI and its Affiliates
                                             and their respective directors,
                                             officers, agents and controlling
                                             parties (MLI and each such person
                                             being an "Indemnified Party") from
                                             and against any and all losses,
                                             claims, damages and liabilities,
                                             joint and several, to which such
                                             Indemnified Party may become
                                             subject under, in connection with,
                                             relating to, or arising out of,
                                             this Agreement or Transaction with
                                             respect to any applicable
                                             securities laws and will reimburse
                                             any Indemnified Party for all
                                             reasonable expenses (including
                                             reasonable legal fees and
                                             reasonable expenses) as they are
                                             incurred in connection with the
                                             investigation of, preparation for,
                                             or defense of any pending or
                                             threatened claim or any action or
                                             proceeding arising therefrom,
                                             whether or not such Indemnified
                                             Party is a party thereto.
                                             Counterparty will not be liable
                                             under this Indemnity paragraph to
                                             the extent that any loss, claim,
                                             damage, liability or expense is
                                             found in a final judgment by a
                                             court to have resulted from MLI's
                                             gross negligence, fraud, bad faith
                                             and/or willful misconduct.


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This term sheet serves as the agreement between Counterparty and MLI during the initial hedge period of the above transaction until a formal confirmation can be executed. Counterparty also represents to MLI that it is not relying on any communication (written or oral) of MLI as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received by Counterparty from MLI shall be deemed to be an assurance or guarantee as to the expected results of this Transaction. Counterparty represents and warrants that it is legally and financially able to enter into the above transaction and that the signatory to this document is authorized to transact on Counterparty's behalf.

For Fisher Communications Inc.          For Merrill Lynch International

By:  /s/ Warren Spector                 By:  /s/ Vivian Jackson
     --------------------------------        --------------------------------


Warren Spector                          Vivian Jackson
-------------------------------------   -------------------------------------
Print Name                              Print Name



Exec. V.P.                              V.P.
-------------------------------------   -------------------------------------
Title                                   Title

March 27, 2002                          March 27, 2002
-------------------------------------   -------------------------------------
Date                                    Date

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